UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 11, 2016
 _____________________________
MEDTRONIC PUBLIC LIMITED COMPANY
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street Dublin 2, Ireland
(Address of principal executive offices)

+353 1 438-1700
(Registrant’s telephone number, including area code):

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On January 11, 2016, Medtronic plc (the "Company") issued a press release to update its capital allocation plans and tighten fiscal 2016 earnings per share guidance. This information is expected to be discussed by Omar Ishrak, the Company’s chairman and chief executive officer, during his presentation at the 34th Annual JP Morgan Healthcare Conference in San Francisco, California at 9:30 a.m. pacific standard time on January 11, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. As previously announced, a live audio webcast of Mr. Ishrak’s presentation is available by clicking on the Investors link on the Company’s website at http://www.medtronic.com. An archive of the session will be available on the same webpage later in the day.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired: None.
(b) Pro Forma Financial Information: None.
(c) Shell Company Transactions: None.
(d) Exhibits:
99.1    Press release of Medtronic plc, dated January 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Bradley E. Lerman
Date: January 11, 2016		Bradley E. Lerman
Senior Vice President, General Counsel and Corporate Secretary